UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)           September 1, 1999
                                                --------------------------------




                      THE EQUITABLE COMPANIES INCORPORATED
- ------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




            Delaware                 1-11166               13-3623351
- ------------------------------------------------------------------------------
       (State or other       (Commission File Number)   (I.R.S. Employer
       jurisdiction of                                   Identification
        incorporation)                                       Number)




                           1290 Avenue of the Americas
                            New York, New York 10104
- ------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code          (212) 554-1234
                                                    ----------------------------



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Item 5. Other Events

               On September 1, 1999, The Equitable Companies Incorporated announced that its name will change to "AXA Financial, Inc." effective 4:30 p.m. New York time on Friday, September 3, 1999. Beginning Tuesday, September 7, 1999, its shares of common stock will trade on the New York Stock Exchange under the new ticker symbol "AXF."

Item 7.   Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired

              None

          (b) Pro Forma Financial Information

              None

          (c) Exhibits

              3 Corrected Certificate of Amendment of Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on August 31, 1999

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     THE EQUITABLE COMPANIES INCORPORATED



Dated:  September 1, 1999                 By: /s/ Pauline Sherman
                                          --------------------------------------
                                              Pauline Sherman
                                              Vice President, Secretary and
                                              Associate General Counsel

                                  EXHIBIT INDEX



Exhibit Number      Description
- --------------    -----------

              3 Corrected Certificate of Amendment of Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on August 31, 1999